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                                  POWER OF ATTORNEY

The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint WAYNE A. ROBINSON and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 7 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), on Form S-6 (Reg. No. 33-77470) of The American Franklin Life Insurance Company and Separate Account VUL-2 of The American Franklin Life Insurance Company in connection with the registration of units of interest in Separate Account VUL-2 issued under EquiBuilder III-TM- flexible premium variable life insurance policies, and (b) any and all amendments (including any further Post-Effective Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.

         Signature                      Title                       Date
         ---------                      -----                       ----
 /s/ Robert M. Beuerlein
------------------------------
     Robert M. Beuerlein         Director                     February 10, 1999


 /s/ Brady W. Creel
------------------------------
       Brady W. Creel            Director                     February 10, 1999



------------------------------
   Rodney O. Martin, Jr.         Director                     ___________, 1999



------------------------------
      Jon P. Newton              Director                     ___________, 1999


 /s/ Michael M. Nicholson
------------------------------
  Michael M. Nicholson           Director                     February 16, 1999


 /s/ Philip K. Polkinghorn
------------------------------
   Philip K. Polkinghorn         Executive Vice President     February 12, 1999
                                 and Chief Financial
                                 Officer (principal
                                 financial officer and
                                 principal accounting
                                 officer)



------------------------------
      Gary D. Reddick            Director                     ___________, 1999


 /s/ William A. Simpson
------------------------------
   William A. Simpson            Chairman of the Board        February 16, 1999
                                 and Chief Executive
                                 Officer (principal
                                 executive officer)